UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2001
                              (February 10, 2000)


                         NATIONAL RESIDENTIAL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                0-27159                           65-0439467
        (Commission File Number)       (IRS Employer Identification No.)

                   2921 NW Sixth Avenue, Miami, Florida 33127
               (Address of principal executive offices) (Zip Code)

                                 (305) 573-8882
               Registrant's telephone number, including area code:

                            MAS ACQUISITION XV CORP.
                              1710 E. Division St.
                              Evansville, IN 47711
                                 (812) 479-7226
                   (Former name, address and telephone number)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The response of Tubbs & Bartnick, P.A., to the Form 8K/A filed January 23, 2001 is attached hereto as Exhibit 16.2. The predecessor auditing firm of Tubbs & Bartnick agreed with the disclosure relating to such firm.

Item 7.  EXHIBITS

Exhibit 16.2 -- Letter from Tubbs & Bartnick, P.A., Certified Public Accountants

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National Rehab Properties, Inc.

                                       By  /s/  Richard Astrom
                                         ---------------------------------------
                                         Chief Executive Officer, Director

Date:  February 1, 2001

Exhibit 16.2


TUBBS & BARTNICK, P.A.
CERTIFED PUBLIC ACCOUNTANTS

January 23, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20459

RE:  MAS ACQUISITION XV CORP.

Dear Sir or Madam:

1. We have read the Company's disclosure regarding our firm in its report on Form 8-K/A to be filed January 23, 2001; and

2.   We agree with the disclosure relating to our firm.

                                         Sincerely,

                                         s/sTUBBS & BARTNICK, P.A.

                                         TUBBS & BARTNICK, P.A.









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